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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of BTU International, Inc. (the "Company"), does hereby certify that to his knowledge:

      1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Mark R. Rosenzweig
                                       -------------------------------------
                                       Mark R. Rosenzweig
                                       President and Chief Executive Officer

Dated:  May 14, 2003

A signed original of this written statement required by Section 906 has been provided to BTU International, Inc. and will be retained by BTU International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.